Financial Income and Expenses, Net (Details) - Schedule of financial income - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2022	Dec. 31, 2021	Dec. 31, 2020
Schedule of Financial Income [Abstract]
Interest income	$ 51	$ 3
Fair value adjustment of share option’s liability – Note 12C.	197	1,053
Debt arrangement gain – see Note 12C.			915
Exchange rate differences, Net	671	17	48
Total	$ 919	$ 1,073	$ 963